Exhibit 99.1

PRESS RELEASE

PROSPERITY BANCSHARES, INC.®

AND

STELLAR BANCORP, INC.

ANNOUNCE MERGER

FOR IMMEDIATE RELEASE

HOUSTON, TEXAS, January 28, 2026. Prosperity Bancshares, Inc.® (NYSE: PB) (“Prosperity”), the parent company of Prosperity Bank®, and Stellar Bancorp, Inc. (NYSE: STEL) (“Stellar”), the parent holding company of Stellar Bank, headquartered in Houston, Texas, today jointly announced the signing of a definitive merger agreement whereby Prosperity will acquire Stellar and Stellar Bank.

Stellar Bank operates fifty-two (52) banking offices in greater Houston, Beaumont and surrounding areas and Dallas, Texas. As of December 31, 2025, Stellar, on a consolidated basis, reported total assets of $10.807 billion, total loans of $7.301 billion and total deposits of $9.021 billion.

Under the terms and subject to the conditions of the definitive agreement, Prosperity will issue 0.3803 shares of Prosperity common stock and $11.36 in cash for each outstanding share of Stellar common stock. Based on Prosperity’s closing price of $72.90 on January 27, 2026, the total consideration was valued at approximately $2.002 billion.

Robert R. Franklin, Jr., Stellar’s Chief Executive Officer and Stellar Bank’s Executive Chairman will join Prosperity Bank as Vice Chairman and Ramon Vitulli, Stellar’s President and Stellar Bank’s Chief Executive Officer, will join Prosperity Bank as Houston Area Chairman. Additional members of Stellar Bank management will maintain leadership roles in the combined organization.

In addition, upon completion of the merger, Mr. Franklin and one additional member of the Stellar Board of Directors will join the Board of Directors of Prosperity, and Mr. Vitulli and Pat Parsons, a director of Stellar Bank, will join the Board of Directors of Prosperity Bank.

“I am very excited to announce the merger of Stellar with Prosperity and to partner with Bob, Ray and the management team and other professionals of Stellar Bank,” said David Zalman, Senior Chairman and Chief Executive Officer of Prosperity. The combination of our companies will create the second largest bank by deposits headquartered in Texas with over 330 banking centers. Together, our increased scale better positions us to invest in future opportunities and serve our customers. Stellar and its predecessors have been serving the Houston and Beaumont, Texas areas for many years. This is a rare opportunity to significantly enhance our presence in the Houston area, a market with a diverse economy that is continually attracting investment and has a growing population. Bob and Ray have extensive banking experience and we are looking forward to them joining our team and continuing to take Prosperity to the next level.”

“Our banks have a complementary footprint, and we are familiar with and remain committed to the communities that Stellar Bank serves, including with both financial products and community support,” continued Zalman.

“We are thrilled to announce this partnership with Prosperity,” said Mr. Franklin, Chief Executive Officer of Stellar and Executive Chairman of Stellar Bank. “By joining forces, we are creating one of the strongest Texas banking franchises, supported by an exceptional deposit base and a shared commitment to relationship-driven community banking. This combination enhances our ability to serve customers with greater scale, expanded capabilities, and the financial strength needed to meet the evolving needs of a growing Texas economy.”

“I am incredibly proud of what our team has built, and I am excited about the opportunities this merger creates for our customers, employees, and communities. Together with Prosperity, we look forward to building an even more competitive and resilient financial institution for the future,” continued Franklin.

The merger has been unanimously approved by the Boards of Directors of both companies and is expected to close during the second quarter of 2026, subject to the receipt of required regulatory approvals, approval by Stellar’s shareholders and the satisfaction of other customary closing conditions.

Stellar is being advised by Keefe, Bruyette & Woods, a Stifel Company. as financial advisor, and Norton Rose Fulbright US, LLP, as legal counsel. Wachtell, Lipton, Rosen & Katz is serving as legal counsel to Prosperity.

Conference Call

Prosperity and Stellar management teams will be available to discuss this transaction during Prosperity’s previously scheduled earnings conference call on Wednesday, January 28, 2026 at 11:30 a.m. Eastern Time (10:30 a.m. Central Time). Individuals and investment professionals may participate in the call by dialing 877-883-0383 for domestic participants, or 412-902-6506 for international participants. The elite entry number is 0259843.

Alternatively, individuals may listen to the live webcast of the presentation by visiting Prosperity’s website at www.prosperitybankusa.com. The webcast may be accessed from Prosperity’s Investor Relations page by selecting “Presentations, Webcasts & Calls” from the menu and following the instructions.

About Prosperity Bancshares, Inc. ®

As of December 31, 2025, Prosperity Bancshares, Inc.® is a $38.463 billion Houston, Texas based regional financial holding company providing personal banking services and investments to consumers and businesses throughout Texas and Oklahoma. Founded in 1983, Prosperity believes in a community banking philosophy, taking care of customers, businesses and communities in the areas it serves by providing financial solutions to simplify everyday financial needs. In addition to offering traditional deposit and loan products, Prosperity offers digital banking solutions, credit and debit cards, mortgage services, retail brokerage services, trust and wealth management, and treasury management.

Prosperity currently operates 301 full-service banking locations: 62 in the Houston area, including The Woodlands; 36 in the South Texas area including Corpus Christi and Victoria; 61 in the Dallas/Fort Worth area; 22 in the East Texas area; 28 in the Central Texas area including Austin and San Antonio; 45 in the West Texas area including Lubbock, Midland-Odessa, Abilene, Amarillo and Wichita Falls; 15 in the Bryan/College Station area; 6 in the Central Oklahoma area; 8 in the Tulsa, Oklahoma area and 18 in the Central, South Texas and San Antonio areas currently doing business as American Bank.

About Stellar Bancorp, Inc.

Stellar Bancorp, Inc. is a bank holding company headquartered in Houston, Texas. Stellar’s principal banking subsidiary, Stellar Bank, provides a diversified range of commercial banking services primarily to small- to medium-sized businesses and individual customers across Houston, Dallas, Beaumont and surrounding communities in Texas.

Cautionary Notes on Forward Looking Statements

This press release contains statements regarding the proposed transaction between Prosperity and Stellar; future financial and operating results; benefits and synergies of the proposed transaction; future opportunities for Prosperity; the issuance of common stock of Prosperity contemplated by the Agreement and Plan of Merger by and between Prosperity and Stellar (the “Merger Agreement”); the expected filing by Prosperity with the Securities and Exchange Commission (the “SEC”) of a registration statement on Form S-4 (the “Registration Statement”) and a prospectus of Prosperity and a proxy statement of Stellar to be included therein (the “Proxy Statement/Prospectus”); the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions and any other statements about future expectations that constitute forward-looking statements within the meaning of the federal securities laws, including the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, oral or written forward-looking statements may also be included in other information released to the public. Such forward-looking statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is expected,” “is intended,” “objective,” “plan,”

“projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may,” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. Forward-looking statements include all statements other than statements of historical fact, including forecasts or trends, and are based on current expectations, assumptions, estimates, and projections about Prosperity, Stellar and their respective subsidiaries or related to the proposed transaction between Prosperity and Stellar and are subject to significant risks and uncertainties that could cause actual results to differ materially from the results expressed in such statements.

These forward-looking statements may include information about Prosperity’s and Stellar’s possible or assumed future economic performance or future results of operations, including future revenues, income, expenses, provision for loan losses, provision for taxes, effective tax rate, earnings per share and cash flows and Prosperity’s and Stellar’s future capital expenditures and dividends, future financial condition and changes therein, including changes in Prosperity’s and Stellar’s loan portfolio and allowance for loan losses, future capital structure or changes therein, as well as the plans and objectives of management for Prosperity’s and Stellar’s future operations, future or proposed acquisitions, the future or expected effect of acquisitions on Prosperity’s and Stellar’s operations, results of operations, financial condition, and future economic performance, statements about the anticipated benefits of the proposed transaction, and statements about the assumptions underlying any such statement.

These forward-looking statements are not guarantees of future performance and are based on expectations and assumptions Prosperity and Stellar currently believe to be valid. Because forward-looking statements relate to future results and occurrences, many of which are outside of the control of Prosperity and Stellar, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many possible events or factors could adversely affect the future financial results and performance of Prosperity, Stellar or the combined company and could cause those results or performance to differ materially from those expressed in or implied by the forward-looking statements. Such risks and uncertainties include, among others: (1) the risk that the cost savings and synergies from the proposed transaction may not be fully realized or may take longer than anticipated to be realized, (2) disruption to Prosperity’s and Stellar’s businesses as a result of the announcements and pendency of the proposed transaction, (3) the risk that the integration of Stellar’s businesses and operations into Prosperity will be materially delayed or will be more costly or difficult than expected, or that Prosperity is otherwise unable to successfully integrate Stellar’s business into its own, including as a result of unexpected factors or events, (4) the failure to obtain the necessary approval by the shareholders of Stellar, (5) the ability by Prosperity and/or Stellar to obtain required governmental approvals of the proposed transaction on the timeline expected, or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect Prosperity after the closing of the proposed transaction or adversely affect the expected benefits of the proposed transaction, (6) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the proposed transaction, (7) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing the proposed transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (8) the dilution caused by the issuances of additional shares of Prosperity’s common stock in the proposed transaction, (9) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (10) the outcome of any legal or regulatory proceedings that may be currently pending or later instituted against Prosperity before or after the proposed transaction, or against Stellar, (11) diversion of management’s attention from ongoing business operations and (12) general competitive, economic, political and market conditions and other factors that may affect future results of Prosperity and Stellar. Prosperity and Stellar disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. These and various other risks, uncertainties, assumptions, and factors are discussed in the Annual Reports on Form 10-K for the year ended December 31, 2024, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by Prosperity or Stellar and in other filings made by Prosperity and Stellar with the SEC from time to time.

Additional Information about the Transaction and Where to Find It

Prosperity intends to file with the SEC the Registration Statement on Form S-4 to register the shares of Prosperity common stock to be issued to the shareholders of Stellar in connection with the proposed transaction. The Registration Statement will include the Proxy Statement/Prospectus which will be sent to the shareholders of Stellar in connection with the proposed transaction. This communication is not a substitute for the Registration Statement, the Proxy Statement/Prospectus or any other document that may be filed by Prosperity or Stellar with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY/STATEMENT PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain the Registration Statement and the Proxy Statement/Prospectus (when available) and other documents that are filed with the SEC by Prosperity or Stellar, as applicable, free of charge from the SEC’s website at https://www.sec.gov or through the investor relations section of Prosperity’s website at https://www.prosperitybankusa.com/investor-relations/ or Stellar’s website at https://ir.stellar.bank.

Participants in the Solicitation

Prosperity, Stellar and certain of their directors and executive officers and other employees may be deemed to be participants in the solicitation of proxies from Stellar’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Prosperity and their ownership of Prosperity common stock is contained in the definitive proxy statement for Prosperity’s 2025 annual meeting of shareholders (the “Prosperity Annual Meeting Proxy Statement”), which was filed with the SEC on March 13, 2025, including under the headings “Item 1. Election of Directors,” “Corporate Governance,” “Executive Compensation and Other Matters,” “Item 3. Advisory Vote on Executive Compensation,” and “Beneficial Ownership of Common Stock by Management of the Company and Principal Shareholders.” Information about the directors and executive officers of Stellar and their ownership of Stellar common stock is contained in the definitive proxy statement for Stellar’s 2025 annual meeting of shareholders (the “Stellar Annual Meeting Proxy Statement”), which was filed with the SEC on April 10, 2025, including under the headings “Proposal 1: Election of Directors,” “Certain Corporate Governance Matters,” “Executive Compensation and Other Matters,” “Executive Compensation Payments and Awards,” “Proposal 4: Advisory Vote on the Compensation of the Company’s Named Executive Officers (“Say-on-Pay Resolution”),” and “Beneficial Ownership of the Company’s Common Stock by Management and Principal Shareholders of the Company.” Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Stellar in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement/Prospectus relating to the proposed transaction when it is filed with the SEC. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Prosperity Annual Meeting Proxy Statement or the Stellar Annual Meeting Proxy Statement, such information has been or will be reflected on Statements of Change in

Ownership on Forms 3 and 4 filed with the SEC, as applicable. Free copies of the Proxy Statement/Prospectus relating to the proposed transaction and free copies of the other SEC filings to which reference is made in this paragraph may be obtained from the SEC’s website at https://www.sec.gov or through the investor relations section of Prosperity’s website at https://www.prosperitybankusa.com/investor-relations/ or Stellar’s website at https://ir.stellar.bank.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

For more information contact:

Prosperity Bancshares, Inc.

Cullen Zalman

Executive Vice President – Banking and Corporate Activities

281.269.7199

cullen.zalman@prosperitybankusa.com

Stellar Bancorp, Inc.

Paul Egge

Chief Financial Officer

281.517.6461

paul.egge@stellar.bank